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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                      October 17, 1996 (October 17, 1996)
                -----------------------------------------------
                Date of Report (Date of earliest event reported)




                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



     TENNESSEE                       1-10160                   62-0859007
------------------------          -------------          --------------------
(State of incorporation)           (Commission              (I.R.S. Employer
                                   File Number)           Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (901) 580-6000
                                                          ----------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On October 17, 1996, Union Planters Corporation announced operating results for the three and nine months ended September 30, 1996. A copy of the Corporation's press release announcing the results is attached as Exhibit 99(a) and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

           C. Exhibits

           99(a)  Union Planters Corporation Press Release dated
                  October 17, 1996, announcing operating results for the three and nine months ended September 30, 1996



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









                                              Union Planters Corporation
                                          ----------------------------------
                                                      Registrant




Date:    October 17, 1996                         /s/ M. Kirk Walters
      ----------------------              -----------------------------------
                                                    M. Kirk Walters
                                           Senior Vice President, Treasurer,
                                              and Chief Accounting Officer






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